                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6100

                      Seligman Quality Municipal Fund, Inc.
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:              (212) 850-1864

Date of fiscal year end:                    10/31

Date of reporting period:                   4/30/05

ITEM 1.  REPORTS TO STOCKHOLDERS.

SELIGMAN

QUALITY

MUNICIPAL
FUND, INC.

Mid-Year Report April 30, 2005

To the Stockholders	June 7, 2005

     Your mid-year stockholder report for Seligman Quality Municipal Fund, Inc. follows this letter. This report contains your Fund’s investment results and financial statements, including a portfolio of investments.

     On March 17, 2005, the Fund’s Board of Directors approved a change in the monthly dividend payment on the Fund’s Common Stock, effective April 2005. The current dividend for the Fund is $0.0475 per share, which represents a 5% decrease in the amount of the monthly dividend previously paid to stockholders. This change was required due to the narrowing of the spread between the Fund’s net earnings on its investment portfolio and the dividend rates paid on its Preferred Stock.

     For the six months ended April 30, 2005, the Fund delivered a total return of 2.00% based on net asset value and (0.86)% based on market price. The Fund’s annualized distribution rate on April 30, 2005, based on the current monthly dividend and market price, was 4.71% . This is equivalent to a taxable yield of 7.25%, based on the maximum federal income tax rate of 35%. During the period, Preferred Stockholders were paid dividends at annual rates ranging from 1.25% to 2.90% .

     We thank you for your continued support of Seligman Quality Municipal Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	(800) 874-1092	Stockholder Services
100 Park Avenue	100 Park Avenue	(212) 682-7600	Outside the
New York, NY 10017	New York, NY 10017		United States
		(800) 622-4597	24-Hour Automated
General Counsel			Telephone Access
Sullivan & Cromwell LLP			Service

Performance Overview and Portfolio Summary

This section of the Report is intended to help you understand the performance of Seligman Quality Municipal Fund Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Report represents past performance and does not guarantee future investment results.The rates of return will vary and the principal value of an investment will fluctuate.Shares, if sold, may be worth more or less than their original cost.Current performance may be lower or higher than the performance data quoted.Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The Lehman Brothers Municipal Bond Index (the “Lehman Index”) returns do not include the effect of taxes, fees or sales charges.An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Total Returns*
For Periods Ended April 30, 2005

			Average Annual

	Three	Six	One	Five	Ten
	Months	Months	Year	Years	Years

Market Price	(1.54)%	(0.86)%	4.44%	7.51%	6.96%
Net Asset Value	0.31	2.00	7.19	7.95	6.99
Lehman Index**	0.60	1.93	6.82	7.04	6.48

Price Per Share			Dividend and Capital Gain Per Share,
			and Yield Information
	Market	Net Asset	For Periods Ended April 30, 2005
	Price	Value		Capital Gain (Loss)
			Dividend			SEC 30-Day
April 30, 2005	$12.10	$14.22	Paid†	Realized	Unrealized	Yield‡
January 31, 2005	12.44	14.35
October 31, 2004	12.51	14.29	$0.3015	$(0.016)	$0.962ø	3.71%

Holdings By Market Sector#		Holdings By Credit Quality[2]#
Revenue Bonds	75%	AAA	89%
General Obligation Bondsøø	25	AA	6
		BBB	5
Weighted Average Maturity	16.9 years

See footnotes on page 3.

Performance Overview and Portfolio Summary (continued)

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Brothers Municipal Bond Index is an unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges and is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

†	For the six months ended April 30, 2005, Preferred Stockholders were paid dividends at annual rates ranging from 1.25% to 2.90%. Earnings on the Fund’s assets in excess of the preferred dividend requirements constituted income available for dividends to Common Stockholders.

ø	Represents the per share amount of unrealized appreciation of portfolio securities as of April 30, 2005.

øø	Includes pre-refunded and escrowed-to-maturity securities.

‡	Current yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended April 30, 2005, has been computed in accordance with SEC regulations and will vary.

#	Percentages based on current market values of long-term holdings at April 30, 2005.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

[2]	Information for each new 12-month period ending June 30 will be made available by no later than August 31 of that year.

Portfolio of Investments (unaudited)	April 30, 2005

	Face
State#	Amount	Municipal Bonds	Rating†	Value

Alabama — 8.1%	$5,000,000	Jefferson County Sewer Rev. (Capital Improvement
		Warrants), 5.125% due 2/1/2039Ø	Aaa	$5,409,350
Alaska — 3.6%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake
		Hydroelectric Project), 6% due 7/1/2021.	Aaa	2,419,360
Arizona — 6.5%	4,000,000	Arizona Agricultural Improvement and Power District
		Rev. (Salt River Project), 5% due 12/1/2014	Aaa	4,371,200
California — 23.8%	4,000,000	Foothill/Eastern Transportation Corridor Agency
		Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,086,600
	1,500,000	Los Angeles Regional Airports Improvement
		Corporation Facilities Rev. (LAXFUEL Corporation),
		5.50% due 1/1/2032*	Aaa	1,565,325
	5,000,000	San Diego Public Facilities Financing
		Authority Sewer Rev., 5% due 5/15/2029	Aaa	5,168,750
	5,000,000	San Francisco City and County Airports
		Commission Rev. (International Airport),
		5.80% due 5/1/2021*	Aaa	5,171,499
Colorado — 4.0%	2,500,000	Regional Transportation District Sales Tax Rev.,
		5% due 11/1/2024	Aaa	2,667,900
Florida — 14.1%	3,000,000	Orange County Health Facilities Authority Rev.
		(The Nemours Foundation Project),
		5% due 1/1/2029.	AAA‡	3,152,430
	3,345,000	Orange County Solid Waste Facility Refunding Rev.,
		5% due 10/1/2016	Aaa	3,582,094
	2,500,000	Orange County Sales Tax Rev., 5.125% due 1/1/2023 .	Aaa	2,708,025
Louisiana — 1.0%	585,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012††	AAA‡	680,156
Massachusetts — 8.1%	3,000,000	Commonwealth of Massachusetts Special Obligation
		Dedicated Tax Rev., 5.25% due 1/1/2025	Aaa	3,244,920
	2,000,000	Massachusetts Water Resources Authority Rev.,
		5.25% due 8/1/2024.	Aaa	2,213,400
Michigan — 3.9%	2,500,000	Harper Creek Community School District GOs,
		5.125% due 5/1/2031.	Aa2	2,597,425
Minnesota — 0.8%	500,000	Minneapolis-Saint Paul Metropolitan Airports
		Commission Rev., 5.75% due 1/1/2032	Aaa	548,470
Missouri — 0.7%	445,000	Missouri State Housing Development Commission Rev.
		(Single Family Mortgage), 6.375% due 9/1/2031*	AAA‡	466,182
New York — 16.0%	3,000,000	Metropolitan Transportation Authority Rev.
		(Commuter Facilities), 6.10% due 7/1/2026Ø	Aaa	3,174,570

See footnotes on page 6.

Portfolio of Investments (unaudited) (continued)	April 30, 2005

	Face
State#	Amount	Municipal Bonds	Rating†	Value

	$1,745,000	New York City GOs, 6.25% due 4/15/2027Ø	Aaa	$1,874,462
	360,000	New York City GOs, 6.25% due 4/15/2027	A1	383,166
	5,000,000	New York City Municipal Water Finance
		Authority (Water & Sewer System Rev.),
		5.75% due 6/15/2026Ø	Aaa	5,344,600
Ohio — 4.9%	3,000,000	Hamilton County Sewer System Improvement Rev.
		(The Metropolitan Sewer District of Greater Cincinnati),
		5% due 12/1/2014	Aaa	3,301,560
Pennsylvania — 14.0%	3,000,000	Pennsylvania State University Rev., 5% due 9/1/2024.	Aa2	3,202,830
	1,000,000	Pennsylvania Turnpike Commission Rev.
		(Oil Franchise Tax), 5.25% due 12/1/2023	Aaa	1,100,410
	5,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa	5,117,850
Puerto Rico — 5.2%	3,000,000	Puerto Rico Electric Power Authority Rev.,
		5.25% due 7/1/2021.	Aaa	3,458,760
Texas — 13.0%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev.,
		5% due 12/1/2031	Aaa	3,092,880
	2,000,000	Matagorda County Navigation District No. 1 Pollution
Control Rev. (Central Power and Light Co.
		Project), 6.125% due 5/1/2030*	Aaa	2,097,820
	3,000,000	San Antonio Electric & Gas System Rev.,
		5.65% due 2/1/2019††	AAA‡	3,540,570
Washington — 6.2%	2,000,000	Chelan County Public Utility District No. 1
(Chelan Hydro Consolidated System Rev.),
		5.25% due 7/1/2033*	Aaa	2,038,820
	2,000,000	Chelan County Public Utility District No. 1
(Chelan Hydro Consolidated System Rev.),
		5.60% due 1/1/2036*	Aaa	2,141,740
Wisconsin — 0.5%	325,000	Wisconsin Housing & Economic Development
		Authority Housing Rev., 6.85% due 11/1/2012	Aaa	325,579

Total Municipal Bonds (Cost $85,707,233) — 134.4%				90,248,703

		Variable Rate Demand Notes

Florida — 5.4%	3,600,000	Sarasota County Public Hospital Board Rev.
		(Sarasota Memorial Hospital Project) due 7/1/2037	VMIG 1	3,600,000
Illinois — 1.7%	1,100,000	Illinois Health Facilities Authority Rev.
		(University of Chicago Hospital) due 8/15/2026	VMIG 1	1,100,000
New York — 2.2%	1,100,000	New York City GOs due 8/15/2018	VMIG 1	1,100,000
	400,000	New York City Municipal Water Finance Authority
		(Water & Sewer System Rev.) due 6/15/2023	VMIG 1	400,000

See footnotes on page 6.

Portfolio of Investments (unaudited) (continued)	April 30, 2005

	Face
State#	Amount	Municipal Bonds	Rating†	Value

Virginia — 2.2%	$1,500,000	Loudoun County Industrial Development Authority Rev.
		(Howard Hughes Medical Institute) due 2/15/2038	VMIG 1	$1,500,000
Wyoming — 1.8%	1,200,000	Lincoln County Pollution Control Rev. (Exxon Project)
		due 7/1/2017*	P-1	1,200,000

Total Variable Rate Demand Notes (Cost $8,900,000) — 13.3%				8,900,000

Total Investments (Cost $94,607,233) — 147.7%				99,148,703
Other Assets Less Liabilities — 2.4%				1,595,735
Preferred Stock — (50.1)%				(33,600,000)

Net Assets for Common Stock — 100.0%				$67,144,438

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

†	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.

††	Escrowed-to-maturity security.

Ø	Pre-refunded security.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)	April 30, 2005

Assets:
Investments, at value:
Long-term holdings (cost $85,707,233)	$90,248,703
Short-term holdings (cost $8,900,000)	8,900,000

Total investments (cost $94,607,233)	99,148,703
Cash	36,927
Interest receivable	1,580,543
Receivable for securities sold	95,372
Expenses prepaid to stockholder service agent	16,919
Other	31,992

Total Assets	100,910,456

Liabilities:
Management fee payable	53,520
Accrued expenses and other	112,498

Total Liabilities	166,018

Preferred Stock:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share — $50,000 and $149,917, respectively;
Shares authorized, issued and outstanding — 1,000 and 672, respectively	33,600,000

Net Assets for Common Stock	$67,144,438

Composition of Net Assets:
Common Stock, $0.01 par value; Shares authorized — 49,999,000;
issued and outstanding — 4,720,353	$47,204
Additional paid-in capital	62,628,687
Undistributed net investment income	132,208
Accumulated net realized loss	(205,131)
Net unrealized appreciation of investments	4,541,470

Net Assets for Common Stock	$67,144,438

Net Asset Value Per Share of Common Stock (Market value $12.10)	$14.22

See Notes to Financial Statements.

Statement of Operations (unaudited)	For the Six Months Ended April 30, 2005

Investment Income:
Interest		$2,353,088

Expenses:
Management fee	$324,100
Preferred stock auction, remarketing and rating agent fees	56,236
Auditing and legal fees	45,790
Stockholder account and registrar services	44,169
Stockholder reports and communications	27,580
Custody and related services	14,742
Exchange listing fees	11,875
Stockholders’ meeting	10,500
Directors’ fees and expenses	9,542
Miscellaneous	5,269

Total Expenses		549,803

Net Investment Income		1,803,285 *

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(73,602)
Net change in unrealized appreciation of investments	(293,289)

Net Loss on Investments		(366,891)

Dividends to Preferred Stockholders		(333,870)

Increase in Net Assets from Operations		$1,102,524

* Net investment income available for Common Stock is $1,469,415, which is net of Preferred Stock dividends of $333,870.
See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Six Months	Year Ended
	Ended 4/30/05	10/31/04

Operations:
Net investment income	$1,803,285	3,601,356
Net realized gain (loss) on investments	(73,602)	290,516
Net change in unrealized appreciation of investments	(293,289)	(214,396)
Dividends to Preferred Stockholders (per share: $496.83 and $544.16)	(333,870)	(365,676)

Increase in Net Assets from Operations	1,102,524	3,311,800

Distributions to Common Stockholders:
Dividends from net investment income (per share: $0.3015 and $0.702) .	(1,422,620)	(3,311,588)

Decrease in Net Assets from Distributions to
Common Stockholders	(1,422,620)	(3,311,588)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of
dividends (12,049 and 28,931 shares)	146,963	366,035
Cost of shares purchased for investment plan (10,000 and 30,800 shares)	(122,752)	(391,339)

Increase (Decrease) in Net Assets
from Capital Share Transactions	24,211	(25,304)

Decrease in Net Assets	(295,885)	(25,092)
Net Assets for Common Stock:
Beginning of period	67,440,323	67,465,415

End of Period (including undistributed net investment
income of $132,208 and $174,923, respectively)	$67,144,438	$67,440,323

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.  Significant Accounting Policies — The financial statements of Seligman Quality Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At April 30, 2005, the interest rates paid on these notes ranged from 3.00% to 3.12%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

2.  Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended April 30, 2005, 10,000 shares were purchased in the open market at a cost of $122,752, which represented a weighted average discount of 13.25% from the net asset value of those acquired shares. A total of 12,049 shares were issued to Plan participants during this period for proceeds of $146,963, a weighted average discount of 13.91% from the net asset value of those shares.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended April 30, 2005.

3.  Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if

Notes to Financial Statements (unaudited)

certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

     Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

     In accordance with Emerging Issues Task Force Topic No. D-98, “Classification and Measurement of Redeemable Securities,” the Fund classifies its Preferred Stock outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to Preferred Stockholders are classified as a component of the “increase in net assets from operations” in the statements of operations and of changes in net assets and as a component of the “total from investment operations” in the financial highlights.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

4.  Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund’s average daily net assets, which includes the value attributable to the Fund’s Preferred Stock.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $43,169 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

     The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of April 30, 2005, the Fund’s potential obligation under the Guaranties is $16,300. As of April 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at April 30, 2005, of $11,848 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2005, amounted to $8,450,480 and $7,457,500, respectively.

6.  Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characteriza-

Notes to Financial Statements (unaudited)

tion for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Further, the cost of investments also can differ for federal income tax purposes.

     The tax basis information presented is based on operating results for the six months ended April 30, 2005, and will vary from the final tax information as of the Fund’s year end.

     At April 30, 2005, the cost of investments for federal income tax purposes was $94,417,282. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $189,951.

     At April 30, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation
of portfolio securities	$4,865,844
Gross unrealized depreciation
of portfolio securities	(134,423)

Net unrealized appreciation
of portfolio securities	4,731,421
Capital loss carryforward	(221,039)
Current period net realized gain	15,908

Total accumulated earnings	$4,526,290

     At October 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $221,039, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

     As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. The tax characterization of distributions paid to Preferred and Common Stockholders was as follows:

	Six Months	Year
	Ended	Ended
	4/30/05	10/31/04

Tax-exempt income	$1,756,490	$3,588,605
Ordinary income	—	88,659

Total distributions	$1,756,490	$3,677,264

7.  Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Quality Municipal Fund was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

     The Manager has conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three already had been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

Notes to Financial Statements (unaudited)

     The Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

     The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

Financial Highlights (unaudited)

     The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the net asset value at the beginning of a period to the net asset value at the end of a period, so that investors can understand what effect the individual items listed below have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

     “Total investment return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares, nor do they reflect taxes investors may incur on distributions or on the sale of Fund shares, and are not annualized for periods of less than one year.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.

	Six Months	Year Ended October 31,
	Ended
	4/30/05	2004	2003	2002†	2001	2000

Per Share Operating Performance:
Net Asset Value, Beginning
of Period	$14.29	$14.29	$14.44	$14.40	$13.62	$13.55

Income from Investment Operations:
Net investment income	0.38	0.76	0.77	0.95	0.99	1.02
Net realized and unrealized investment
gain (loss) on investments	(0.08)	0.02	(0.02)	0.03	0.79	0.42
Dividends paid from net investment
income to Preferred Stockholders	(0.07)	(0.08)	(0.08)	(0.11)	(0.24)	(0.30)

Total from Investment Operations	0.23	0.70	0.67	0.87	1.54	1.14

Less Distributions to Common
Stockholders:
Dividends paid from net investment
income	(0.30)	(0.70)	(0.79)	(0.71)	(0.69)	(0.72)
Dividends in excess of net investment
income	—	—	—	—	—	(0.06)
Distributions from net realized gain	—	—	(0.03)	(0.12)	(0.07)	(0.29)

Total Distributions to Common
Stockholders	(0.30)	(0.70)	(0.82)	(0.83)	(0.76)	(1.07)

Net Asset Value, End of Period	$14.22	$14.29	$14.29	$14.44	$14.40	$13.62

Market Value, End of Period	$12.10	$12.51	$12.58	$12.57	$12.59	$11.50

See footnotes on page 15.

Financial Highlights (unaudited) (continued)

	Six Months		Year Ended October 31,
	Ended
	4/30/05		2004	2003	2002†	2001	2000

Total Investment Return:
Based upon market value	(0.86)%		5.11%	6.69%	6.69%	16.52%	10.29%
Based upon net asset value	2.00%		5.70%	5.50%	7.16%	12.52%	10.26%
Ratios/Supplemental Data:
Ratio of expenses to average net assetsØ	1.10	%*	1.09%	1.10%	1.08%	1.05%	1.05%
Ratio of expenses to average net assets
for Common Stock	1.66	%*	1.64%	1.65%	1.62%	1.58%	1.62%
Ratio of net investment income to
average net assetsØ	3.62	%*	3.57%	3.57%	4.49%	4.66%	4.98%
Ratio of net investment income to
average net assets for Common Stock	5.43	%*	5.36%	5.33%	6.76%	7.03%	7.64%
Portfolio turnover rate	8.37%		17.25%	15.92%	6.01%	11.72%	11.15%
Net assets for Common Stock,
end of period (000s omitted)	$67,144		$67,440	$67,465	$68,134	$67,981	$64,272

†	As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effects of this accounting change for the year ended October 31, 2002, were to increase net investment income per share and decrease net realized and unrealized gain per share by $0.01; and to increase the ratios of net investment income to average net assets and to average net assets for Common Stock from 4.42% to 4.49%, and from 6.65% to 6.76%, respectively. The per share operating performance and ratios for periods prior to November 1, 2001, have not been restated.
Ø	Average net assets includes the value of Preferred Stock.
*	Annualized.

See Notes to Financial Statements.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

     The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 18, 2004.

     In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present. In reaching their determination relating to continuance of the Management Agreement, the directors considered all factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all invest- ment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects any economies of scale for the benefit of investors;

7.	the Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

9.	fall-out benefits which the Manager and its affiliates receive from their relationships with the Fund;

10.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

11.	the terms of the Management Agreement.

     The directors also considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their confidence in the Manager’s integrity and competence gained from that experience and the Manager’s responsiveness to concerns raised by them in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds.

     In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

     The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

directors considered relevant in the exercise of their reasonable judgment.

     The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

     The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

     The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors also considered the Manager’s response to recent regulatory compliance issues affecting it and other investment companies in the Seligman Group of Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

Costs of Services Provided and Profitability to the Manager

     At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

     The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

     The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities (although not directly from the Fund, due to its investment in municipal securities). The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s policies with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2004 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2004.

     The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

     The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Insured Municipal Debt Funds (Leveraged) Average (the “Lipper Average”) for the one-, three-, five- and 10- year periods ended September 30, 2004 and compared to the Lipper Average and a group of 10 competitor funds selected by the Manager for each calendar year from 1999 through 2003, and for the 10-month, three-year, and five-year periods ended October 31, 2004. In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The comparative information showed that the Fund had performed within the range of performance of the other funds in the Lipper category and among its competitors, but below average for most periods considered. The Manager pointed out that the Fund’s comparative performance in recent periods had been adversely affected by the Manager’s decision to defensively position the portfolio in anticipation of rising interest rates, which did not rise as quickly as the Manager anticipated. The Manager also stated that the Fund’s somewhat high expense ratio also adversely affected its comparative performance. Taking into account these comparisons and the other factors considered, the directors were satisfied with the Manager’s explanation of the Fund’s recent pronounced lag in performance and retained confidence in the Manager’s ability to manage the Fund.

Management Fees and Other Expenses

     The directors considered the management fee rate paid by the Fund to the Manager. The Fund’s peer group consisted of funds in the Lipper Average having between $50 million and $500 million of average net assets in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 0.973% was within the range of management fees paid by the 21 funds in the peer group, although higher than the fees of

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

most of the other funds in the peer group. The directors also noted that the Lipper data was presented as a percentage of the Fund’s net assets for Common Stock, whereas the Fund’s management fees are computed based on the total assets less liabilities other than the Fund’s preferred stock. The directors also recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

     The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others. In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have stockholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the investment companies in the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its stockholders with a consistently high level of service.

     The directors also noted that the Fund’s expense ratio was materially higher than the median for the peer group. The Manager attributed the high expense ratio in large part to the relatively small size of the Fund as compared to the other funds in the peer group and to the Fund’s management fee rate, which was higher than the peer group median. The directors also noted that a number of funds in the peer group benefited from management fee waivers or expense reimbursements which had the effect of lowering their expense ratios. The directors were satisfied that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Economies of Scale

     The directors noted that the management fee schedules for the Fund do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund’s management fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that, since the Fund is a closed-end municipal bond fund with relatively low assets, consideration of economies of scale and breakpoints were not material to their evaluation of the management fee.

Proxy Results

Stockholders of Seligman Quality Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 19, 2005, in Sarasota, Florida. The description of each proposal and number of shares voted are as follows:

Election of Directors:

Election by Holders of Preferred Shares:

	For	Withheld

Betsy S. Michel	665	3
James N. Whitson	665	3

Election by Holders of Preferred Shares and Common Shares:

Brian T. Zino	4,115,334.023	348,157

Ratification of Deloitte & Touche LLP as independent auditors for 2005:

	For	Against	Abstain

	4,413,592.453	13,849	36,051.570

Board of Directors

Robert B. Catell 2,3		Leroy C. Richie 1,3
Chairman, Chief Executive Officer and Director,		Chairman and Chief Executive Officer,
KeySpan Corporation		Q Standards Worldwide, Inc.
Director, Kerr-McGee Corporation
John R. Galvin 1,3
Dean Emeritus, Fletcher School of Law and		Robert L. Shafer 2,3
Diplomacy at Tufts University		Ambassador and Permanent Observer
of the Sovereign Military Order
Alice S. Ilchman 2,3		of Malta to the United Nations
President Emerita, Sarah Lawrence College
Director, Jeannette K. Watson Summer Fellowship		James N. Whitson 1,3
Trustee, Committee for Economic Development		Retired Executive Vice President and Chief Operating Officer,
Sammons Enterprises, Inc.
Frank A. McPherson 2,3		Director, CommScope, Inc.
Retired Chairman of the Board and Chief Executive
Officer, Kerr-McGee Corporation		Brian T. Zino
Director, ConocoPhillips		Director and President,
Director, Integris Health		J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Betsy S. Michel 1,3		Director, ICI Mutual Insurance Company
Trustee, The Geraldine R. Dodge Foundation		Member of the Board of Governors,
Investment Company Institute
William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.

	Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris	Eileen A. Comerford	Thomas G. Rose
Chairman	Vice President	Vice President

Brian T. Zino	Eleanor T. M. Hoagland	Lawrence P. Vogel
President and Chief Executive Officer	Vice President and	Vice President and Treasurer
Chief Compliance Officer

Thomas G. Moles	Audrey G. Kuchtyak	Frank J. Nasta
Executive Vice President	Vice President	Secretary

Seligman Quality Municipal Fund, Inc. Managed by
J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
CESQF3b 4/05

ITEM 2.  CODE OF ETHICS.
                  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
                  Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
                  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
                  Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.
                  Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
                  Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
                  Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

        -------------------------------------------------------------------------------------------------------
                                                                                      Maximum Number (or
                                                                                          Approximate
                                                                                       Dollar Value) of
                                                         Total Number of Shares           Shares (or
                           Total Number     Average     (or Units) Purchased as     Units) that May Yet Be
                             of Shares    Price Paid        Part of Publicly          Purchased Under the
                            (or Units)     per Share       Announced Plans or              Plans or
             Period          Purchased     (or Unit)          Programs (1)               Programs (1)
        -------------------------------------------------------------------------------------------------------
        1 11-01-04 to
        11-30-04              2,100          $12.25             2,100                       N/A
        ------------------------------------------------------------------------------------------------------
        12-01-04 to
        12-31-04              2,000          $12.27             2,000                       N/A
        ------------------------------------------------------------------------------------------------------
        1-01-05 to
        1-31-05                   0              $0                 0                       N/A
        ------------------------------------------------------------------------------------------------------
        2-01-05 to
        2-28-05               1,900          $12.50             1,900                       N/A
        ------------------------------------------------------------------------------------------------------
        3-01-05 to
        3-31-05               2,000          $12.28             2,000                       N/A
        ------------------------------------------------------------------------------------------------------
        4-01-05 to
        4-30-05               2,000          $12.09             2,000                       N/A
        -----------------------------------------------------------------------------------------------------

(1)  As announced on November 22, 1991, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant's dividend investment plan.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
                  Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)  The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

 ITEM 12.  EXHIBITS.

 (a)(1)  Not applicable.

 (a)(2)  Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 (a)(3)  Not applicable.

(b)      Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN QUALITY MUNICIPAL FUND, INC.

By:      /S/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    June 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /S/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    June 24, 2005

By:      /S/ LAWRENCE P. VOGEL
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    June 24, 2005

SELIGMAN QUALITY MUNICIPAL FUND, INC.

EXHIBIT INDEX
         (a)(1)   Not applicable.

         (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (a)(3)   Not applicable.

         (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
                  Act of 1940.